JOHN HANCOCK FUNDS

SUPPLEMENT TO ALL

INSTITUTIONAL CLASS I SHARE PROSPECTUSES

(except Independence Diversified Core Equity Fund II)

Under the heading “Your account”, TRANSACTION POLICIES, the following new paragraph has been added under the “Exchanges” subheading:

“Under certain circumstances, an investor who purchases Class I Shares in a Fund pursuant to a fee-based, wrap or other investment platform program of certain firms as determined by the Fund may be afforded an opportunity to make a conversion of Class A Shares owned by the investor in the same Fund to Class I Shares of that Fund. Conversion of Class A Shares to Class I Shares of the same Fund in these particular circumstances does not cause the investor to realize taxable gain or loss. For further details, see “Tax Status” in the SAI for information regarding taxation upon the redemption or exchange of shares of the Funds.

Please see the back cover of this prospectus for how to obtain a current copy of the SAI.”

MFIPS2 6/07

June 18, 2007

JOHN HANCOCK SOVEREIGN BOND

John Hancock Bond Fund

Class A, Class B, Class C, Class I and Class R Shares

Supplement to the Statement of Additional Information

dated October 1, 2006

Under the “ADDITIONAL SERVICES PROGRAMS” section on page 52, under the “Exchange Privilege” subsection, the following new paragraph has been added after the fifth paragraph:

“Under certain circumstances, an investor who purchases Class I Shares in the Fund pursuant to a fee-based, wrap or other investment platform program of certain firms as determined by the Fund may be afforded an opportunity to make a conversion of Class A Shares owned by the investor in the same Fund to Class I Shares of that Fund. Conversion of Class A Shares to Class I Shares of the same Fund in these particular circumstances does not cause the investor to realize taxable gain or loss. See “TAX STATUS” for information regarding taxation upon the redemption or exchange of shares of the Fund”.

21SAIS2 6/07

June 18, 2007